Payables and accruals	12 Months Ended
Dec. 31, 2019
Payables and accruals
Payables and accruals

11. Payables and accruals

	December 31,	December 31,
	2019	2018
Trade payables	2,216,147	1,148,801
Social security and other taxes	107,415	14,921
Accrued expenses	1,872,849	957,362
Total payables and accruals	4,196,411	2,121,084

All payables mature within 3 months. Accrued expenses relate primarily to amounts accrued under R&D service contracts and professional fees. At December 31, 2019, amounts have increased in line with increased R&D activities. The carrying amounts of trade payables do not materially differ from their fair values, due to their short‑term nature.